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Annual Report

June 30, 2002

Merrill Lynch
Low Duration Fund

www.mlim.ml.com

                         MERRILL LYNCH LOW DURATION FUND

================================================================================
Proxy Results

During the six-month period ended June 30, 2002, Merrill Lynch Low Duration Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Withheld
                                                                         For         From Voting
--------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn           10,311,907        194,289
                                            James H. Bodurtha        10,311,907        194,289
                                            Joe Grills               10,307,417        198,779
                                            Herbert I. London        10,310,561        195,635
                                            Andre F. Perold          10,311,907        194,289
                                            Roberta Cooper Ramo      10,311,907        194,289
                                            Robert S. Salomon, Jr.   10,307,417        198,779
                                            Melvin R. Seiden         10,306,071        200,125
                                            Stephen B. Swensrud      10,306,071        200,125
--------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2002, Fund Asset Management Master Trust's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------
                                                                    Shares Voted   Shares Withheld
                                                                         For         From Voting
--------------------------------------------------------------------------------------------------
1. To elect the Master Trust's Board of Trustees: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London, Andre F.
   Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R.
   Seiden and Stephen B. Swensrud                                    32,663,096        396,947
--------------------------------------------------------------------------------------------------

================================================================================
Important
Tax Information
(unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Low Duration Fund during the fiscal year ended June 30, 2002, 7.63% is attributable to income from Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

                                  Merrill Lynch Low Duration Fund, June 30, 2002

DEAR SHAREHOLDER

Investment Environment

At the end of June 2002, it was evident that the U.S. economy took a back seat to a series of events and world issues. The threat of further terrorism in the United States, a potential nuclear conflict between Pakistan and India, accounting transparency, the lack of corporate governance, Securities and Exchange Commission inquiries and the fallout from the Enron Corporation scandal are some of the major issues that overshadowed the economy. During the last week of the period, moreover, WorldCom, Inc. announced a $3.8 billion restatement of financial results, whereby the company was booking certain expenses as capital expenditures and amortizing them over a number of years instead of expensing them as they occurred. This revelation continued to send shock waves through the financial community and will probably result in further government regulation and oversight committees for Corporate America.

Given all of these uncertainties it appears that the U.S. equity markets are suffering the most with the Dow Jones Industrial Average, Standard & Poor's 500 and NASDAQ Composite Index down approximately 10%, 18% and 32%, respectively, for the 12-month period ended June 30, 2002. In this environment, the fixed income markets along with gold prices have been the main beneficiaries as the broad fixed income indexes posted gains of 8.5%, while gold prices have advanced more than 18% for the same 12-month period.

During the 12-month period ended June 30, 2002, the U.S. economy appeared to grow in excess of 2% after a surprisingly weak first-half year. The U.S. economy proved remarkably resilient after the events of September 11, 2001. The United States technically avoided a recession but corporate profitability has de-coupled from the real economy as profits continue to be pressured while economic growth appears to show solid gains. Gross domestic product (GDP) growth in the first quarter of 2002 was recently revised to 6.1%, and based on economic releases during the second quarter, growth should moderate to 2.5%-3% for the second quarter. The restocking of inventories should add less to growth in the second quarter than in the first quarter but consumers continue to do more than their part to add to growth. The U.S. consumer has proven remarkably resilient during the last 12 months, as personal consumption, which comprises the majority of gross domestic product, should exceed 3% for the first two quarters of 2002. This is an impressive figure given the rise in unemployment and the reduction of wealth that has occurred in the equity markets. One reason consumer spending has remained so strong lies in the housing market, which has defied gravity and continued to show impressive gains during the period. Housing starts, new home sales and the mortgage refinancing index have all continued to grow at above-average levels. In addition, more recently the Mortgage Bankers Association index of new applications hit an all-time high, suggesting that the housing sector should continue to add to growth.

The manufacturing sector also appears to be on a solid recovery path as the index of the Institute for Supply Management (ISM) released for June 2002 came in at 56.2 and the service sector of the ISM index came in at 60.1 as of May 31, 2002. As long as these indicators stay above 50, they should continue to add growth. Durable goods orders rose in excess of 1%, further suggesting that an economic recovery is well underway. Non-defense capital goods new orders have also been improving, rising 10% for the nine months ended May 31, 2002. This increase suggests that perhaps the much-needed increase in capital expenditures is just around the corner. However, it appears that business leaders are more pessimistic than economists and investors, and this could prove problematic for any major resumption of business spending. We agree with Federal Reserve Board Chairman Alan Greenspan's recent view on this topic when he stated, "This dichotomy is going to be resolved more in terms of the business community coming closer to the economists."

The most recent decline of the U.S. dollar has some serious implications for U.S. financial assets. The U.S. economy has been running a current account deficit in excess of 4% of GDP. History suggests that this cannot be sustained, and there needs to be some adjustment once we cross this 4% threshold for an extended period. More importantly, once investors believe that the return on capital in the United States may not be as competitive with alternatives found around the world, then the U.S. dollar (and financial assets) will suffer as a consequence. We simply view the most recent U.S. dollar weakness as a necessary decline and adjustment to reflect a more even balance of return on investment from the lofty expectations investors had for U.S. financial assets during the late 1990s.

Fiscal Year in Review

For the 12-month period ended June 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +4.68%, +3.75%, +3.75% and +4.53%, respectively. These returns underperformed the +6.65% return of the Fund's unmanaged benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Note Index. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-7 of this report to shareholders.)

During the 12-month period ended June 30, 2002, we positioned the Portfolio to benefit from a cyclical recovery. Thus, we remained overweighted in the corporate market and positioned the overall duration profile with a bias to being slightly shorter than the Merrill Lynch 1-3 Year U.S. Treasury Note Index. Specifically, we increased our exposure to the corporate sector from 26% of total assets to 32% of total assets. Sectors within the corporate market where we added exposure included autos, real estate investment trusts, finance companies and banks. Sectors where we reduced exposure included amortizing asset classes such as agency mortgage-backed securities and non-agency mortgage-backed securities. We reduced exposure in these sectors from 11% to 8% of total assets and from 12% to 10%, respectively. We believed that the yield curve would remain steep and benefit non-amortizing assets (corporates) as the Federal Reserve Board was more inclined to remain cautious and allow the economy to gain momentum before actually tightening monetary policy. This created an environment where investors were likely to be rewarded from strategies that took advantage of this view. Thus, we concentrated on asset classes that had yield curve roll-down potential.

Unfortunately, the Fund did not avoid all of the minefields that surfaced during the period. Any exposure to the telecommunications, technology or pipeline sectors in the last 12 months proved detrimental to performance. The Fund lost approximately 125 basis points (1.25%) as a result of our exposure to the telecommunications sector. At June 30, 2002, we are continuing to hold positions in this sector because we ultimately believe that we will extract more value out of the debt securities than the market's current valuation.

During the second half of the fiscal year, we pared back the Portfolio's duration profile relative to the Fund's benchmark. Throughout the second half of 2001, we maintained the Portfolio's duration at either neutral to the benchmark or slightly long, while during the first half of 2002 we maintained a duration profile that was neutral to slightly short. Going forward, we anticipate positioning the Portfolio to be relatively risk neutral across all investment disciplines.

In Conclusion

We appreciate your support of Merrill Lynch Low Duration Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Patrick Maldari

Patrick Maldari
Portfolio Manager


/s/ James J. Pagano

James J. Pagano
Portfolio Manager


August 8, 2002

We are pleased to announce that James J. Pagano has been named Portfolio Manager of Merrill Lynch Low Duration Fund and is responsible for the day-to-day operations of the Fund along with Patrick Maldari. Mr. Pagano has been employed by Merrill Lynch Investment Managers, L.P. since 1997.


                                     2 & 3

                                  Merrill Lynch Low Duration Fund, June 30, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 3% and an account maintenance fee of 0.25% (but no distribution fee).

The performance results depicted on pages 4-7 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio's investment adviser pays annual operating expenses of the Fund's Class A, Class B, Class C, and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, of the average net assets of each Class. If the investment adviser did not pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

================================================================================
Recent
Performance
Results*

                                                     6-Month      12-Month        Since Inception     Standardized
As of June 30, 2002                               Total Return  Total Return       Total Return       30-Day Yield
==================================================================================================================
ML Low Duration Fund Class A Shares*                  +1.18%        +4.68%            +84.51%             3.87%
------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                  +0.64         +3.75             + 9.10              3.09
------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                  +0.73         +3.75             + 9.04              3.09
------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class D Shares*                  +1.06         +4.53             +16.69              3.62
------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Treasury Note Index**     +2.38         +6.65     +69.64/+20.46/+13.27          --
==================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 5/18/93 for Class A Shares, from 10/06/00 for Class B and Class C Shares, and from 9/24/99 for Class D Shares.
** This unmanaged Index is comprised of Treasury securities with maturities of one to three years. Since inception total returns are from 5/31/93, 9/30/99 and 10/31/00, respectively.

================================================================================
Class A Shares

Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury
Note Index. Values are from May 18, 1993 through June 2002:

                                    5/18/93**        6/93              6/94             6/95              6/96             6/97
ML Low Duration
Fund+--
Class A Shares*                     $ 9,700          $ 9,751           $10,632          $11,721           $12,599          $13,580

                                    6/98             6/99              6/00             6/01              6/02
ML Low Duration
Fund+--
Class A Shares*                     $14,524          $15,009           $15,818          $17,102           $17,903

                                    5/28/93**        6/93              6/94             6/95              6/96             6/97
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++          $10,000          $10,074           $10,236          $11,027           $11,629          $12,393

                                    6/98             6/99              6/00             6/01              6/02
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++          $13,236          $13,908           $14,591          $15,907           $16,965

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government. The starting date for the Index in the Class A Shares' graph is from 5/31/93.

      Past performance is not indicative of future results.

================================================================================
Class A Shares

Average Annual
Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/02                             +4.68%             +1.54%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                           +5.68              +5.04
--------------------------------------------------------------------------------
Inception (5/18/93)
through 6/30/02                                    +6.95              +6.59
--------------------------------------------------------------------------------

 *    Maximum sales charge is 3%.
**    Assuming maximum sales charge.


                                     4 & 5

                                  Merrill Lynch Low Duration Fund, June 30, 2002

PERFORMANCE DATA (concluded)

================================================================================
Class B, Class C and
Class D Shares

Total Return
Based on a
$10,000 Investment

Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B and Class C Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury Note Index. Values are from October 9, 2000 through June 2002:

                                                    10/09/00**           6/01              6/02
ML Low Duration Fund+--
Class B Shares*                                     $10,000              $10,516           $10,583
ML Low Duration Fund+--
Class C Shares*                                     $10,000              $10,510           $10,904

                                                    10/31/00**           6/01              6/02
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++                          $10,000              $10,620           $11,326

Class D Shares

A line graph depicting the growth of an investment in the Fund's Class D Shares compared to growth of an investment in the Merrill Lynch 1-3 Year U.S. Treasury
Note Index. Values are from September 24, 1999 through June 2002:

                             9/24/99**         6/00             6/01              6/02
ML Low Duration Fund+--
Class D Shares*              $ 9,700           $10,070          $10,830           $11,320

                             9/30/99**         6/00             6/01              6/02
Merrill Lynch 1-3 Year
U.S. Treasury Note Index++   $10,000           $10,361          $11,296           $12,047

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of Treasury securities with maturities of one-to-three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government. The starting date for the Index in the Class B and Class C Shares' graph is from 10/31/00 and in the Class D Shares' graph is from 9/30/99.

      Past performance is not indicative of future results.

================================================================================
Class B, Class C and
Class D Shares

Average Annual
Total Return

                                             % Return                 % Return
                                           Without CDSC              With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/02                        +3.75%                   -0.23%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/02                               +5.15                    +3.48
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return                 % Return
                                           Without CDSC              With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/02                        +3.75%                   +2.75%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/02                               +5.12                    +5.12
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/02                          +4.53%                +1.39%
--------------------------------------------------------------------------------
Inception (9/24/99)
through 6/30/02                                 +5.73                 +4.57
--------------------------------------------------------------------------------

 *    Maximum sales charge is 3%.
**    Assuming maximum sales charge.


                                     6 & 7

                                  Merrill Lynch Low Duration Fund, June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LOW DURATION
FUND          As of June 30, 2002
===================================================================================================================================
Assets:       Investment in Low Duration Master Portfolio, at value (identified cost--$326,834,723)                   $ 324,932,573
              Prepaid registration fees and other assets ..........................................                          34,921
                                                                                                                      -------------
              Total assets ........................................................................                     324,967,494
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Payables:
                Dividends to shareholders .........................................................  $     274,602
                Reorganization costs ..............................................................        193,830
                Distributor .......................................................................        141,074
                Administrator .....................................................................         12,374
                Investment adviser ................................................................         12,308          634,188
                                                                                                     -------------
              Accrued expenses ....................................................................                         157,798
                                                                                                                      -------------
              Total liabilities ...................................................................                         791,986
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets ..........................................................................                   $ 324,175,508
                                                                                                                      =============
===================================================================================================================================
Net Assets    Class A Shares of Common Stock, $.01 par value, 100,000,000 shares authorized .......                   $      22,939
Consist of:   Class B Shares of Common Stock, $.01 par value, 200,000,000 shares authorized .......                          63,564
              Class C Shares of Common Stock, $.01 par value, 100,000,000 shares authorized .......                         124,654
              Class D Shares of Common Stock, $.01 par value, 100,000,000 shares authorized .......                         108,294
              Paid-in capital in excess of par ....................................................                     329,945,202
              Accumulated investment loss--net ....................................................  $     (95,522)
              Accumulated realized capital losses on investments and foreign currency transactions
              from the Portfolio--net .............................................................     (4,091,473)
              Unrealized depreciation on investments from the Portfolio--net ......................     (1,902,150)
                                                                                                     -------------
              Total accumulated losses--net .......................................................                      (6,089,145)
                                                                                                                      -------------
              Net assets ..........................................................................                   $ 324,175,508
                                                                                                                      =============
===================================================================================================================================
Net Asset     Class A--Based on net assets of $23,324,840 and 2,293,850 shares outstanding ........                   $       10.17
Value:                                                                                                                =============
              Class B--Based on net assets of $64,456,964 and 6,356,410 shares outstanding ........                   $       10.14
                                                                                                                      =============
              Class C--Based on net assets of $126,379,958 and 12,465,425 shares outstanding ......                   $       10.14
                                                                                                                      =============
              Class D--Based on net assets of $110,013,746 and 10,829,390 shares outstanding ......                   $       10.16
                                                                                                                      =============
===================================================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
LOW DURATION
FUND                For the Year Ended June 30, 2002
===================================================================================================================================
Investment Income   Net investment income allocated from the Portfolio:
From the Portfolio--  Interest ..........................................................................               $ 5,448,013
Net:                  Dividends .........................................................................                    64,768
                      Expenses ..........................................................................                  (342,150)
                                                                                                                        -----------
                    Net investment income from the Portfolio ............................................                 5,170,631
                                                                                                                        -----------
===================================================================================================================================
Expenses:           Account maintenance and distribution fees--Class C .................................. $   444,318
                    Account maintenance and distribution fees--Class B ..................................     279,376
                    Administration fees .................................................................     270,184
                    Printing and shareholder reports ....................................................      59,544
                    Registration fees ...................................................................      56,360
                    Account maintenance fees--Class D ...................................................      42,367
                    Transfer agent fees--Class C ........................................................      31,206
                    Professional fees ...................................................................      23,774
                    Transfer agent fees--Class B ........................................................      20,283
                    Offering costs ......................................................................      18,607
                    Transfer agent fees--Class D ........................................................      10,297
                    Transfer agent fees--Class A ........................................................       6,725
                    Pricing fees ........................................................................         127
                    Other ...............................................................................       8,614
                                                                                                          -----------
                    Total expenses before reimbursement .................................................   1,271,782
                    Reimbursement of expenses ...........................................................    (220,966)
                                                                                                          -----------
                    Total expenses after reimbursement ..................................................                 1,050,816
                                                                                                                        -----------
                    Investment income--net ..............................................................                 4,119,815
                                                                                                                        -----------
===================================================================================================================================
Realized &          Realized loss from the Portfolio on:
Unrealized            Investments--net ..................................................................    (691,104)
Loss from the         Foreign currency transactions--net ................................................    (140,946)     (832,050)
Portfolio--Net:                                                                                           -----------
                    Change in unrealized appreciation/depreciation on investments from the Portfolio--net                (1,694,397)
                                                                                                                        -----------
                    Total realized and unrealized loss from the Portfolio--net ..........................                (2,526,447)
                                                                                                                        -----------
                    Net Increase in Net Assets Resulting from Operations ................................               $ 1,593,368
                                                                                                                        ===========
===================================================================================================================================

                    See Notes to Financial Statements.


                                     8 & 9

                                  Merrill Lynch Low Duration Fund, June 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           For the    For the Period
MERRILL LYNCH                                                                                             Year Ended   Oct. 6, 2000+
LOW DURATION                                                                                               June 30,     to June 30,
FUND            Increase (Decrease) in Net Assets:                                                           2002          2001
===================================================================================================================================
Operations:     Investment income--net ............................................................... $   4,119,815  $     107,700
                Realized loss on investments and foreign currency transactions from the Portfolio--net      (832,050)        (3,969)
                Change in unrealized appreciation/depreciation on investments from the Portfolio--net     (1,694,397)           707
                                                                                                       -------------  -------------
                Net increase in net assets resulting from operations .................................     1,593,368        104,438
                                                                                                       -------------  -------------
===================================================================================================================================
Dividends &     Investment income--net:
Distributions     Class A ............................................................................      (486,534)       (18,264)
to Shareholders:  Class B ............................................................................    (1,161,980)       (38,105)
                  Class C ............................................................................    (1,790,475)       (47,547)
                  Class D ............................................................................      (684,885)        (1,817)
                Realized gain on investments from the Portfolio--net:
                  Class A ............................................................................        (7,129)            --
                  Class B ............................................................................       (18,973)            --
                  Class C ............................................................................       (26,954)            --
                  Class D ............................................................................        (3,853)            --
                                                                                                       -------------  -------------
                Net decrease in net assets resulting from dividends and distributions to shareholders     (4,180,783)      (105,733)
                                                                                                       -------------  -------------
===================================================================================================================================
Capital Share   Net increase in net assets derived from capital share transactions ...................   315,569,072     11,145,146
Transactions:                                                                                          -------------  -------------
===================================================================================================================================
Net Assets:     Total increase in net assets .........................................................   312,981,657     11,143,851
                Beginning of period ..................................................................    11,193,851         50,000
                                                                                                       -------------  -------------
                End of period* ....................................................................... $ 324,175,508  $  11,193,851
                                                                                                       =============  =============
===================================================================================================================================
              * Undistributed (accumulated) investment income (loss)--net ............................ $     (95,522) $       3,723
                                                                                                       =============  =============
===================================================================================================================================

              + Commencement of operations.

                See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been               Class A                      Class B
                   derived from information provided in the financial  ------------------------------ ------------------------------
MERRILL LYNCH      statements.                                            For the     For the Period    For the      For the Period
LOW DURATION                                                            Year Ended   Oct. 6, 2000+ to  Year Ended   Oct. 6, 2000+ to
FUND               Increase (Decrease) in Net Asset Value:             June 30, 2002   June 30, 2001  June 30, 2002   June 30, 2001
====================================================================================================================================
Per Share          Net asset value, beginning of period ...............  $    10.21     $    10.00     $    10.18      $    10.00
Operating                                                                ----------     ----------     ----------      ----------
Performance:       Investment income--net .............................         .45++          .40            .37++           .33
                   Realized and unrealized gain on investments and
                   foreign currency transactions from the
                   Portfolio--net .....................................         .02            .19            .01             .18
                                                                         ----------     ----------     ----------      ----------
                   Total from investment operations ...................         .47            .59            .38             .51
                                                                         ----------     ----------     ----------      ----------
                   Less dividends and distributions:
                     Investment income--net ...........................        (.50)          (.38)          (.41)           (.33)
                     Realized gain on investments--net ................        (.01)            --           (.01)             --
                                                                         ----------     ----------     ----------      ----------
                   Total dividends and distributions ..................        (.51)          (.38)          (.42)           (.33)
                                                                         ----------     ----------     ----------      ----------
                   Net asset value, end of period .....................  $    10.17     $    10.21     $    10.14      $    10.18
                                                                         ==========     ==========     ==========      ==========
===================================================================================================================================
Total Investment   Based on net asset value per share .................        4.68%          5.95%@         3.75%           5.16%@
Return:**                                                                ==========     ==========     ==========      ==========
===================================================================================================================================
Ratios to Average  Expenses, net of reimbursement+++ ..................         .58%           .58%*         1.48%           1.48%*
Net Assets:                                                              ==========     ==========     ==========      ==========
                   Expenses+++ ........................................         .78%          8.51%*         1.70%           9.41%*
                                                                         ==========     ==========     ==========      ==========
                   Investment income--net .............................        4.51%          6.00%*         3.75%           5.10%*
                                                                         ==========     ==========     ==========      ==========
===================================================================================================================================
Supplemental Data: Net assets, end of period (in thousands) ...........  $   23,325     $    1,156     $   64,457      $    5,016
                                                                         ==========     ==========     ==========      ==========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                                    10 & 11

                                  Merrill Lynch Low Duration Fund, June 30, 2002

FINANCIAL HIGHLIGHTS (concluded)

                   The following per share data and ratios have been            Class C                       Class D
                   derived from information provided in the financial -----------------------------  -------------------------------
MERRILL LYNCH      statements.                                          For the     For the Period      For the      For the Period
LOW DURATION                                                           Year Ended   Oct. 6, 2000+ to   Year Ended   Oct. 6, 2000+ to
FUND               Increase (Decrease) in Net Asset Value:            June 30, 2002   June 30, 2001   June 30, 2002    June 30, 2001
====================================================================================================================================
Per Share          Net asset value, beginning of period ...........   $     10.18     $     10.00     $     10.19      $     10.00
Operating                                                             -----------     -----------     -----------      -----------
Performance:       Investment income--net .........................           .35++           .32             .34++            .36
                   Realized and unrealized gain on investments and
                   foreign currency transactions from the
                   Portfolio--net .................................           .03             .18             .12              .19
                                                                      -----------     -----------     -----------      -----------
                   Total from investment operations ...............           .38             .50             .46              .55
                                                                      -----------     -----------     -----------      -----------
                   Less dividends and distributions:
                     Investment income--net .......................          (.41)           (.32)           (.48)            (.36)
                     Realized gain on investments--net ............          (.01)             --            (.01)              --
                                                                      -----------     -----------     -----------      -----------
                   Total dividends and distributions ..............          (.42)           (.32)           (.49)            (.36)
                                                                      -----------     -----------     -----------      -----------
                   Net asset value, end of period .................   $     10.14     $     10.18     $     10.16      $     10.19
                                                                      ===========     ===========     ===========      ===========
====================================================================================================================================
Total Investment   Based on net asset value per share .............          3.75%           5.10%@          4.53%            5.58%@
Return:**                                                             ===========     ===========     ===========      ===========
====================================================================================================================================
Ratios to Average  Expenses, net of reimbursement+++ ..............          1.48%           1.48%*           .83%             .83%*
Net Assets:                                                           ===========     ===========     ===========      ===========
                   Expenses+++ ....................................          1.68%           9.41%*          1.02%            8.76%*
                                                                      ===========     ===========     ===========      ===========
                   Investment income--net .........................          3.62%           5.10%*          4.04%            5.75%*
                                                                      ===========     ===========     ===========      ===========
====================================================================================================================================
Supplemental Data: Net assets, end of period (in thousands) .......   $   126,380     $     4,754     $   110,014      $       268
                                                                      ===========     ===========     ===========      ===========
====================================================================================================================================

  *   Annualized.
 ** Total investment returns exclude the effects of sales charges. The Portfolio's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement, the Fund's performance would have been lower.
  +   Commencement of operations.
 ++   Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
  @   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
LOW DURATION
FUND

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2002 was 63.4%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares, and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $957,372 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $324,043 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


                                    12 & 13

                                  Merrill Lynch Low Duration Fund, June 30, 2002

MERRILL LYNCH
LOW DURATION
FUND

2. Transactions with Affiliates:

The Company has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has contractually agreed to pay all annual operating expenses of Class A, Class B, Class C and Class D Shares in excess of .58%, 1.48%, 1.48% and .83%, respectively, as applied to the daily net assets of each class through June 30, 2002. For the year ended June 30, 2002, FAM earned fees of $270,184, of which $220,966 was waived.

The Company has also entered into a Distribution Agreement and Distributions Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ......................................       .25%               .65%
Class C ......................................       .25%               .65%
Class D ......................................       .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class D ......................................            $23,297        $92,204
--------------------------------------------------------------------------------

For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $81,799 and $49,636 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $10,375 and $4,981 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended June 30, 2002 were $321,240,123 and $11,661,688, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $315,569,072 and $11,145,146 for the year ended June 30, 2002 and for the period October 6, 2000 to June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,933,256        $ 30,121,533
Shares issued resulting from
reorganization .........................             19,772             202,490
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................              7,781              79,753
                                               ------------        ------------
Total issued ...........................          2,960,809          30,403,776
Shares redeemed ........................           (780,233)         (7,983,028)
                                               ------------        ------------
Net increase ...........................          2,180,576        $ 22,420,748
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Period                                          Dollar
October 6, 2000+ to June 30, 2001                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            173,151        $  1,762,124
Shares issued to shareholders
in reinvestment of dividends ...........                843               8,592
                                               ------------        ------------
Total issued ...........................            173,994           1,770,716
Shares redeemed ........................            (61,970)           (632,464)
                                               ------------        ------------
Net increase ...........................            112,024        $  1,138,252
                                               ============        ============
--------------------------------------------------------------------------------

+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          5,986,542        $ 61,312,584
Shares issued resulting from
reorganization .........................            586,789           5,992,678
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             47,102             480,957
                                               ------------        ------------
Total issued ...........................          6,620,433          67,786,219
Automatic conversion of shares .........             (4,006)            (40,782)
Shares redeemed ........................           (752,805)         (7,701,393)
                                               ------------        ------------
Net increase ...........................          5,863,622        $ 60,044,044
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Period                                          Dollar
October 6, 2000+ to June 30, 2001                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            505,950        $  5,157,989
Shares issued to shareholders
in reinvestment of dividends ...........                535               5,433
                                               ------------        ------------
Total issued ...........................            506,485           5,163,422
Shares redeemed ........................            (14,947)           (152,061)
                                               ------------        ------------
Net increase ...........................            491,538        $  5,011,361
                                               ============        ============
--------------------------------------------------------------------------------

+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         12,912,508        $131,999,635
Shares issued resulting from
reorganization .........................             35,929             366,860
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            105,436           1,076,381
                                               ------------        ------------
Total issued ...........................         13,053,873         133,442,876
Shares redeemed ........................         (1,055,611)        (10,778,366)
                                               ------------        ------------
Net increase ...........................         11,998,262        $122,664,510
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Period                                          Dollar
October 6, 2000+ to June 30, 2001                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            469,684        $  4,778,403
Shares issued to shareholders
in reinvestment of dividends ...........              2,917              29,619
                                               ------------        ------------
Total issued ...........................            472,601           4,808,022
Shares redeemed ........................             (6,688)            (68,624)
                                               ------------        ------------
Net increase ...........................            465,913        $  4,739,398
                                               ============        ============
--------------------------------------------------------------------------------

+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.


                                    14 & 15

                                  Merrill Lynch Low Duration Fund, June 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
LOW DURATION
FUND
--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,115,133        $ 72,653,961
Automatic conversion of shares .........              3,999              40,782
Shares issued resulting from
reorganization .........................          4,998,284          51,139,515
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             18,450             188,585
                                               ------------        ------------
Total issued ...........................         12,135,866         124,022,843
Shares redeemed ........................         (1,332,776)        (13,583,073)
                                               ------------        ------------
Net increase ...........................         10,803,090        $110,439,770
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Period                                          Dollar
October 6, 2000+ to June 30, 2001                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................             27,985        $    286,064
Shares issued to shareholders
in reinvestment of dividends ...........                169               1,725
                                               ------------        ------------
Total issued ...........................             28,154             287,789
Shares redeemed ........................             (3,104)            (31,654)
                                               ------------        ------------
Net increase ...........................             25,050        $    256,135
                                               ============        ============
--------------------------------------------------------------------------------

+ Prior to October 6, 2000 (commencement of operations), the Fund issued 1,250 shares to FAM for $12,500.

5. Reorganization Plan:

On June 17, 2002, the Fund acquired all of the net assets of Merrill Lynch Short-Term Global Income Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 7,496,640 shares of common stock of Merrill Lynch Short-Term Global Income Fund, Inc. for 5,640,774 shares of common stock of the Fund. Merrill Lynch Short-Term Global Income Fund, Inc.'s net assets on that date of $57,701,544, including $208,460 of net unrealized depreciation, $4,480,291 of accumulated net realized capital losses and $228,857 of undistributed net investment income, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $294,518,432.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                 6/30/2002           6/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................       $  4,180,753        $    105,733
  Net long-term capital gains ..........                 30                  --
                                               ------------        ------------
Total taxable distributions ............       $  4,180,783        $    105,733
                                               ============        ============
--------------------------------------------------------------------------------

As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .......................        $        --
Undistributed long-term capital gains--net ...............                 --
                                                                  -----------
Total undistributed earnings--net ........................                 --
Capital loss carryforward ................................         (3,438,429)*
Unrealized losses--net ...................................         (2,650,716)**
                                                                  -----------
Total accumulated losses--net ............................        $(6,089,145)
                                                                  ===========
--------------------------------------------------------------------------------

* On June 30, 2002, the Fund had a net capital loss carryforward of $3,438,429, of which $490,361 expires in 2003, $1,015,207 expires in 2004,
      $1,288,726 expires in 2005, $142,956 expires in 2006, $110,946 expires in
      2007, $270,092 expires in 2008 and $120,141 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the deferral of post-October capital losses for tax purposes.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Merrill Lynch Investment Managers Funds, Inc. and Shareholders of Merrill Lynch Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Low Duration Fund as of June 30, 2002, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Low Duration Fund at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

MetroPark, New Jersey
August 20, 2002


                                    16 & 17

                                  Merrill Lynch Low Duration Fund, June 30, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                   Low Duration Master Portfolio
                   ------------------------------------------------------------------------------------------------
                                               Face
                   Industries                 Amount                    Investments                        Value
===================================================================================================================
CORPORATE BONDS &  Automotive--3.9%                     Ford Motor Credit Company:
NOTES--31.7%                               $ 3,750,000    5.75% due 2/23/2004                         $   3,803,771
                                             2,000,000    7.50% due 3/15/2005                             2,091,610
                                             4,400,000    7.60% due 8/01/2005                             4,619,547
                                                        General Motors Acceptance Corp.:
                                             5,000,000    7.625% due 6/15/2004                            5,289,845
                                             4,000,000    6.85% due 6/17/2004                             4,183,080
                                                                                                      -------------
                                                                                                         19,987,853
                   ------------------------------------------------------------------------------------------------
                   Banking--4.4%             5,000,000  Bank of America Corporation, 4.75% due
                                                        10/15/2006                                        5,021,990
                                             5,000,000  First Security Corporation--Delaware, 5.875%
                                                        due 11/01/2003                                    5,199,075
                                             5,000,000  US Bancorp, 6.875% due 12/01/2004                 5,345,040
                                             6,500,000  Wells Fargo Company, 6.625% due 7/15/2004         6,933,817
                                                                                                      -------------
                                                                                                         22,499,922
                   ------------------------------------------------------------------------------------------------
                   Cable & Media--0.5%       2,940,000  Comcast Cable Communications, 6.375% due
                                                        1/30/2006                                         2,847,443
                   ------------------------------------------------------------------------------------------------
                   Defense--0.6%             3,240,000  Litton Industries Inc., 6.05% due 4/15/2003       3,303,135
                   ------------------------------------------------------------------------------------------------
                   Electric--Integrated--    1,000,000  Americana Electric Power, 5.50% due
                   0.2%                                 5/15/2003                                         1,011,356
                   ------------------------------------------------------------------------------------------------
                   Electronics               2,000,000  Detroit Edison Company, 5.05% due 10/01/2005      2,031,878
                   Distribution--0.4%
                   ------------------------------------------------------------------------------------------------
                   Financial Services--      5,000,000  Associates Corp. NA, 5.75% due 11/01/2003         5,195,190
                   10.9%                     4,475,000  Bear Stearns Companies Inc., 6.15% due
                                                        3/02/2004                                         4,662,981
                                            13,100,000  CIT Group Inc., 5.625% due 5/17/2004             12,568,926
                                             1,425,000  Citigroup Inc., 5.70% due 2/06/2004               1,482,033
                                                        Countrywide Home Loan:
                                             1,600,000    5.25% due 5/22/2003                             1,637,158
                                             2,400,000    5.25% due 6/15/2004                             2,467,094
                                             1,450,000  Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                        due 11/01/2005                                    1,562,088
                                             3,000,000  General Electric Capital Corporation, 4.25%
                                                        due 1/28/2005                                     3,032,652
                                             5,700,000  Household Financial Corporation, 6.50% due
                                                        1/24/2006                                         5,827,600
                                             5,000,000  International Lease Finance Corporation,
                                                        5.50% due 6/07/2004                               5,153,955
                                             5,000,000  Lehman Brothers Holdings, Inc., 6.625% due
                                                        4/01/2004                                         5,244,750
                                                        Pemex Finance Ltd.:
                                               324,000    9.14% due 8/15/2004                               343,194
                                             3,095,414    8.45% due 2/15/2007                             3,347,999
                                             3,350,000  Salomon Inc., 6.75% due 8/15/2003                 3,499,209
                                                                                                      -------------
                                                                                                         56,024,829
                   ------------------------------------------------------------------------------------------------
                   Food Distribution--1.0%   5,000,000  Pepsi Bottling Holdings Inc., 5.375% due
                                                        2/17/2004                                         5,168,915
                   ------------------------------------------------------------------------------------------------
                   Foods--0.3%               1,200,000  Conagra Inc., 7.40% due 9/15/2004                 1,287,316
                   ------------------------------------------------------------------------------------------------
                   Government National       2,750,000  Federal Republic of Brazil, 11.625% due
                   Bonds--Foreign--0.5%                 4/15/2004                                         2,436,500
                   ------------------------------------------------------------------------------------------------
                   Insurance--0.7%           3,500,000  Marsh & McLennan Companies Inc., 6.625% due
                                                        6/15/2004                                         3,701,583
                   ------------------------------------------------------------------------------------------------
                   Oil--Integrated--1.9%     2,400,000  Ashland Inc., 2.491% due 3/07/2003 (a)            2,387,928
                                             5,250,000  Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                        due 4/01/2003 (a)(f)                              5,384,222
                                             2,000,000  Williams Companies Inc., 6.20% due 8/01/2002      1,980,986
                                                                                                      -------------
                                                                                                          9,753,136
                   ------------------------------------------------------------------------------------------------
                   Real Estate Investment    1,000,000  Avalonbay Communities, 6.58% due 2/15/2004        1,041,665
                   Trust--5.6%               5,000,000  Developers Divers Realty, 6.95% due
                                                        7/23/2004                                         5,233,485
                                                        Health Care Properties Inc.:
                                               900,000    9% due 3/01/2004                                  977,837
                                             3,000,000    7.48% due 4/05/2004                             3,192,960
                                             5,000,000  Nationwide Health Properties, 6.90% due
                                                        10/01/2037                                        5,078,870
                                             5,000,000  Security Capital Group, 7.80% due 1/19/2005       5,461,105
                                             6,951,000  Susa Partnership LP, 6.95% due 7/01/2006          7,524,200
                                                                                                      -------------
                                                                                                         28,510,122
                   ------------------------------------------------------------------------------------------------
                   Telecommunications--0.8%  5,000,000  Qwest Capital Funding, 5.875% due 8/03/2004       3,250,000
                                             5,000,000  WorldCom, Inc., 0% due 4/01/2004                    800,000
                                                                                                      -------------
                                                                                                          4,050,000
                   ------------------------------------------------------------------------------------------------
                                                        Total Corporate Bonds & Notes
                                                        (Cost--$166,877,990)                            162,613,988
===================================================================================================================
GOVERNMENT AGENCY  Collateralized Mortgage              Fannie Mae:
MORTGAGE-BACKED    Obligations--8.1%           640,167    1993-6 S, 19.495% due 1/25/2008 (a)               743,202
SECURITIES**--8.1%                              30,000    1994-60 D, 7% due 4/25/2024                        31,123
                                             1,500,258    1999-53 AT, 6% due 10/25/2013                   1,529,325
                                             2,750,000    G94-9 PH, 6.50% due 9/17/2021                   2,906,218
                                                        Freddie Mac:
                                            20,000,000    6% (c)                                         20,437,020
                                             4,000,000    E01009, 6.50% due 8/01/2016                     4,151,986
                                             6,000,000    E88102, 6.50% due 2/01/2017                     6,226,126
                                             1,191,087    1484-H, 6% due 11/15/2021                       1,203,577
                                                71,000    1617-D, 6.50% due 11/15/2023 (c)                   71,758
                                             4,000,000  Ginnie Mae, 2001-7 TV, 6% due 2/20/2025           4,086,250
                                                                                                      -------------
                                                                                                         41,386,585
                   ------------------------------------------------------------------------------------------------
                   Stripped Mortgage-Backed    346,476  Fannie Mae, 1998-48 CL, 6.50% due
                   Securities--0.0%                     8/25/2028 (b)                                         7,966
                   ------------------------------------------------------------------------------------------------
                                                        Total Government Agency Mortgage-Backed
                                                        Securities (Cost--$41,012,880)                   41,394,551
===================================================================================================================
GOVERNMENT AGENCY                            9,280,000  Federal Farm Credit Bank, 5.15% due
OBLIGATIONS--6.3%                                       3/05/2004                                         9,586,732
                                            11,000,000  Federal Home Loan Bank, 5.25% due 2/13/2004      11,401,500
                                            11,360,000  Freddie Mac, 3.25% due 12/15/2003                11,493,491
                   ------------------------------------------------------------------------------------------------
                                                        Total Government Agency Obligations
                                                        (Cost--$31,965,733)                              32,481,723
===================================================================================================================


                                    18 & 19

                                  Merrill Lynch Low Duration Fund, June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                   Low Duration Master Portfolio (continued)
                   ------------------------------------------------------------------------------------------------
                                               Face
                                              Amount                    Investments                        Value
===================================================================================================================
ASSET-BACKED                               $ 5,000,000  ABN AMRO Mortgage Corporation, 2001-1A 1A3,
SECURITIES**--17.7%                                     4.75% due 11/25/2031                          $   5,137,030
                                             5,000,000  ARNC Auto Owner Trust, 2001-A A3, 3.76% due
                                                        10/17/2005                                        5,073,088
                                               184,648  Advanta Mortgage Loan Trust, 1998-2 A17,
                                                        6.05% due 9/25/2018                                 189,420
                                               947,362  Asset-Backed Funding Certificates, 1999-1
                                                        A2F, 7.641% due 10/25/2030                          994,742
                                             2,711,625  Banc of America Commercial Mortgage Inc.,
                                                        2000-1 A1A, 7.109% due 11/15/2008                 2,921,095
                                                        Bank of America Mortgage Securities:
                                             1,361,921    2000-A A-1, 6.948% due 1/25/2031 (a)            1,381,073
                                             1,770,952    2001-B A2, 6.069% due 6/25/2031                 1,780,084
                                             5,000,000  CIT Equipment Collateral, 2002-VT1 A3, 4.03%
                                                        due 1/20/2006                                     5,070,439
                                                        CS First Boston Mortgage Securities
                                                        Corporation:
                                             5,643,334    1995-WF1 AX, 1.338% due 12/21/2027
                                                          (a)(b)(c)                                          74,217
                                             4,395,268    2001-CK6 A1, 4.393% due 7/15/2006               4,459,808
                                                        Centex Home Equity:
                                             3,296,000    2001-B A2, 5.35% due 10/25/2022                 3,358,830
                                             4,000,000    2001-C A2, 3.94% due 2/25/2025                  4,026,792
                                             5,000,000  Chase Manhattan Auto Owner Trust, 2002-B,
                                                        4.24% due 1/15/2009                               5,018,293
                                             1,343,618  CityScape Home Equity Loan Trust, 1996-4
                                                        A10, 7.40% due 9/25/2027 (c)                      1,399,035
                                               461,369  Countrywide Home Equity Loan Trust, 1999-A,
                                                        2.159% due 4/15/2025 (a)                            461,144
                                             2,571,701  Countrywide Home Loans, 2001-6 1A1, 7% due
                                                        4/25/2031                                         2,622,724
                                             5,000,000  Daimler Chrysler Auto Trust, 2001-D A4,
                                                        3.78% due 2/06/2007                               5,011,763
                                                        Duck Auto Grantor Trust (c):
                                             1,027,850    2000-B A, 7.26% due 5/15/2005                   1,029,777
                                               495,986    2001-B A, 4.737% due 10/17/2005                   500,946
                                             1,163,835  First Union NB-Bank of America Commercial
                                                        Mortgage Trust, 2001-C1 A1, 5.711% due
                                                        3/15/2033                                         1,158,016
                                             5,000,000  GMAC Mortgage Corporation Loan Trust,
                                                        2002-HE A2, 4.63% due 6/25/2027 (c)               5,077,200
                                             3,625,429  GS Mortgage Securities Corporation II,
                                                        1998-C1 A1, 6.06% due 10/18/2030                  3,748,826
                                               532,312  Green Tree Recreational, Equipment &
                                                        Consumer Trust, 1996-C A1, 2.08% due
                                                        10/15/2017                                          532,570
                                             2,500,000  Harley-Davidson Motorcycle Trust, 2001-2 A2,
                                                        4.72% due 6/15/2009                               2,569,750
                                             2,250,000  IndyMac Home Equity Loan Asset-Backed Trust,
                                                        2001-B AF3, 5.692% due 3/25/2027 (a)              2,288,672
                                             5,000,000  John Deere Owner Trust, 2001-A A3, 3.26% due
                                                        10/17/2005                                        5,030,290
                                             2,590,000  M & I Auto Loan Trust, 2001-1 A4, 4.97% due
                                                        3/20/2007                                         2,669,521
                                             2,732,080  Nomura Asset Securities Corporation,
                                                        1995-MD3 A1B, 8.15% due 3/04/2020                 2,974,215
                                             6,595,000  PSE&G Transition Funding LLC, 2001-1 A2,
                                                        5.74% due 3/15/2007                               6,860,354
                                                        Resolution Trust Corporation:
                                             3,354,604    1994-C1 E, 8% due 6/25/2026                     3,354,604
                                             1,582,981    1994-C1 F, 8% due 6/25/2026                     1,582,981
                                             2,000,000  USAA Auto Owner Trust, 2001-2 A3, 3.20% due
                                                        2/15/2006                                         2,013,788
                                               322,854  Walsh Acceptance, 1997-2 A, 2.84% due
                                                        3/01/2027 (a)(c)                                    193,712
                   ------------------------------------------------------------------------------------------------
                                                        Total Asset-Backed Securities
                                                        (Cost--$90,168,550)                              90,564,799
===================================================================================================================
NON-AGENCY         Collateralized              372,224  Blackrock Capital Finance LP, 1997-R2 AP,
MORTGAGE-BACKED    Mortgage                             1.097% due 12/25/2035 (a)(c)                        397,639
SECURITIES**--     Obligations--9.5%           963,457  Chase Mortgage Finance Corporation, 1998-S4
9.6%                                                    A3, 6.55% due 8/25/2028                             973,554
                                               365,373  Citicorp Mortgage Securities, Inc., 1994-4
                                                        A6, 6% due 2/25/2009                                370,269
                                                 4,000  Countrywide Funding Corp., 1994-17, A9, 8%
                                                        due 7/25/2024                                         4,143
                                                 5,115  Countrywide Home Loans, 1998-3 A1, 6.80% due
                                                        4/25/2028                                             5,185
                                             5,545,611  GE Capital Mortgage Services, Inc., 1996-5
                                                        A4, 6.75% due 3/25/2011                           5,625,745
                                               126,032  Housing Securities Inc., 1994-2 B1, 6.50%
                                                        due 7/25/2009                                        98,601
                                             1,339,940  Ocwen Residential MBS Corporation, 1998-R2
                                                        AP, 7.085% due 11/25/2034 (a)(c)                  1,310,419
                                             5,000,000  Permanent Financing PLC, 1 2A, 4.20% due
                                                        6/10/2007                                         5,060,600
                                             9,000,000  Residential Asset Mortgage Products, Inc.,
                                                        2002-RZ1 A2, 4.30% due 4/25/2023                  9,092,176
                                                        Residential Funding Mortgage Securities I:
                                             5,057,055    2001-S15 A8, 6% due 7/25/2031                   5,109,497
                                             3,694,113    2001-S24 A8, 5.50% due 10/25/2031               3,722,188
                                               122,840  Salomon Brothers Mortgage Securities VI,
                                                        1986-1 A, 6% due 12/25/2011                         125,782
                                                        Structured Mortgage Asset Residential Trust:
                                                11,574    1991-1H, 8.25% due 6/25/2022                       12,289
                                                33,294    1992-3A AA, 8% due 10/25/2007                      34,862
                                                34,333    1993-5A AA, 10.191% due 6/25/2024 (a)              36,914
                                                        Washington Mutual:
                                             1,900,000    2000-1 B1, 5.84% due 1/25/2040 (a)(c)           1,888,422
                                             5,000,000    2002-AR4, 5.039% due 4/25/2032                  4,982,031
                                             9,328,166  Wells Fargo Mortgage-Backed Securities
                                                        Trust, 2002-A A2, 5.90% due 3/25/2032             9,546,150
                                                                                                      -------------
                                                                                                         48,396,466
                   ------------------------------------------------------------------------------------------------
                   Pass-Through                135,640  Citicorp Mortgage Securities, Inc., 1989-8
                   Securities--0.0%                     A1, 10.50% due 6/25/2019                            149,236
                   ------------------------------------------------------------------------------------------------
                   Stripped Mortgage-       26,784,881  Asset Securitization Corporation, 1997-D5
                   Backed Securities--0.1%              ACS1, 2.091% due 2/14/2043 (a)(b)                   223,539
                                            14,625,000  Saxon Asset Securities Trust, 2000-2 AIO,
                                                        6% due 7/25/2030 (b)                                342,773
                                                                                                      -------------
                                                                                                            566,312
                   ------------------------------------------------------------------------------------------------
                                                        Total Non-Agency Mortgage-Backed Securities
                                                        (Cost--$48,794,016)                              49,112,014
===================================================================================================================
                                               Shares
                                                Held
===================================================================================================================
PREFERRED STOCK--                                1,500  Home Ownership Funding 2                            975,211
0.2%               ------------------------------------------------------------------------------------------------
                                                        Total Preferred Stock (Cost--$1,500,000)            975,211
===================================================================================================================
                                               Face
                                              Amount
===================================================================================================================
U.S. TREASURY                                           U.S. Treasury Notes:
OBLIGATIONS--13.6%                         $ 3,890,000    4.75% due 2/15/2004 (d)                         4,024,158
                                            20,000,000    3.625% due 3/31/2004                           20,309,200
                                            25,000,000    3.25% due 5/31/2004                            25,191,400
                                            20,000,000    4.375% due 5/15/2007                           20,275,000
                   ------------------------------------------------------------------------------------------------
                                                        Total U.S. Treasury Obligations
                                                        (Cost--$69,548,703)                              69,799,758
===================================================================================================================


                                    20 & 21

                                  Merrill Lynch Low Duration Fund, June 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                   Low Duration Master Portfolio (concluded)
                   ------------------------------------------------------------------------------------------------
                                               Face
                                              Amount                    Investments                        Value
===================================================================================================================
SHORT-TERM         Commercial Paper*--     $ 1,450,000  AOL Time Warner, Inc., 1.97% due 7/11/2002    $   1,449,207
INVESTMENTS--      8.1%                     10,000,000  Amerada Hess Corporation, 2.10% due
15.1%                                                   7/01/2002                                        10,000,000
                                             2,800,000  Dorada Finance Inc., 1.80% due 7/15/2002          2,797,676
                                             5,731,000  Pearson Holdings, Inc., 2% due 7/08/2002          5,728,771
                                             2,800,000  Pfizer Inc., 1.74% due 7/02/2002                  2,799,412
                                            13,866,000  Phillips Petroleum Company, 2% due 7/03/2002     13,864,459
                                             2,093,000  Reed Elsevier Inc., 1.98% due 7/08/2002           2,092,194
                                             2,800,000  Toyota Motor Credit Corp., 1.72% due
                                                        7/01/2002                                         2,799,580
                                                                                                      -------------
                                                                                                         41,531,299
                   ------------------------------------------------------------------------------------------------
                   U.S. Government         36,000,0000  U.S. Treasury Bills, 1.87% due 11/29/2002        35,746,308
                   Obligations*--7.0%
                   ------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments
                                                        (Cost--$77,250,652)                              77,277,607
===================================================================================================================
                                                        Total Investments
                                                        (Cost--$527,118,524)--102.3%                    524,219,651
                                                        Time Deposit--0.7%***                             3,308,496
                                                        Unrealized Appreciation on Interest Rate
                                                        Spreadlocks--0.0% (e)****                            10,810
                                                        Liabilities in Excess of Other Assets--(3.0%)   (15,204,088)
                                                                                                      -------------
                                                        Net Assets--100.0%                            $ 512,334,869
                                                                                                      =============
===================================================================================================================

(a)   Floating rate note.
(b)   Represents the interest only portion of a mortgage-backed obligation.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) All or a portion of security held as collateral in connection with open interest rate spreadlocks.
(e) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $56,000, representing less than 0.1% of net assets.

                                         Acquisition
Issue                                        Date        Cost             Value
--------------------------------------------------------------------------------
European Spreadlock                       6/05/2002    $44,750           $55,560
--------------------------------------------------------------------------------
Total                                                  $44,750           $55,560
                                                       =======           =======
--------------------------------------------------------------------------------
(f)   Mandatory Par Put Remarketed Securities (MOPPRS).

      See Notes to Financial Statements.

   * Commercial Paper and certain U.S. government obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  ** Mortgage-Backed and Asset-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
 ***  Time deposit bears interest at 0.77% and matures on 7/01/2002.
****  Interest rate spreadlocks purchased as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
Notional                                              Expiration
Par Value               Issue        Exchange            Date             Value
--------------------------------------------------------------------------------
$10,000,000           European  Over-the-Counter--     July 2002         $55,560
                     Spreadlock       Other
--------------------------------------------------------------------------------
Total Interest Rate Spreadlocks Purchased
(Total Contract Price--$44,750)                                          $55,560
                                                                         =======
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

LOW DURATION
MASTER PORTFOLIO   As of June 30, 2002
=========================================================================================================
Assets:            Investments, at value (identified cost--$527,118,524)                    $ 524,219,651
                   Time deposit ........................................                        3,308,496
                   Unrealized appreciation on interest rate spreadlocks                            10,810
                   Cash ................................................                              766
                   Receivables:
                     Contributions .....................................   $  13,886,371
                     Interest ..........................................       4,167,965
                     Paydowns ..........................................         206,574       18,260,910
                                                                           -------------
                   Prepaid expenses and other assets ...................                            1,437
                                                                                            -------------
                   Total assets ........................................                      545,802,070
                                                                                            -------------
=========================================================================================================
Liabilities:       Payables:
                     Securities purchased ..............................      23,594,687
                     Withdrawals .......................................       9,724,927
                     Investment adviser ................................          74,018       33,393,632
                                                                           -------------
                   Accrued expenses ....................................                           73,569
                                                                                            -------------
                   Total liabilities ...................................                       33,467,201
                                                                                            -------------
=========================================================================================================
Net Assets:        Net assets ..........................................                    $ 512,334,869
                                                                                            =============
=========================================================================================================
Net Assets         Investors' capital ..................................                    $ 515,222,932
Consist of:        Unrealized depreciation on investments--net .........                       (2,888,063)
                                                                                            -------------
                   Net assets ..........................................                    $ 512,334,869
                                                                                            =============
=========================================================================================================

                   See Notes to Financial Statements.


                                    22 & 23

                                  Merrill Lynch Low Duration Fund, June 30, 2002

STATEMENT OF OPERATIONS

LOW DURATION
MASTER PORTFOLIO   For the Year Ended June 30, 2002
=========================================================================================================
Investment         Interest.............................................                     $ 17,902,164
Income:            Dividends............................................                          250,087
                                                                                             ------------
                   Total income.........................................                       18,152,251
                                                                                             ------------
=========================================================================================================
Expenses:          Investment advisory fees.............................   $     712,976
                   Accounting services..................................         213,170
                   Professional fees....................................          63,968
                   Custodian fees.......................................          23,005
                   Trustees' fees and expenses..........................          19,069
                   Pricing fees.........................................          16,547
                   Printing and shareholder reports.....................           4,839
                   Offering costs.......................................           1,727
                   Other................................................          16,294
                                                                           -------------
                   Total expenses.......................................                        1,071,595
                                                                                            -------------
                   Investment income--net...............................                       17,080,656
                                                                                            -------------
=========================================================================================================
Realized &         Realized gain (loss) from:
Unrealized Gain        Investments--net.................................       1,143,248
(Loss) On          Foreign currency transactions--net...................        (228,857)         914,391
Investments                                                                -------------
& Foreign          Change in unrealized appreciation/depreciation on
Currency             investments--net...................................                       (3,287,313)
Transactions--                                                                              -------------
Net:               Total realized and unrealized loss on investments
                     and foreign currency transactions--net.............                       (2,372,922)
                                                                                            -------------
                   Net Increase in Net Assets Resulting from Operations.                    $  14,707,734
                                                                                            =============
=========================================================================================================

                   See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the      For the Period
                                                                                                       Year Ended      October 6,
LOW DURATION                                                                                            June 30,        2000+ to
MASTER PORTFOLIO         Increase in Net Assets:                                                          2002        June 30, 2001
===================================================================================================================================
Operations:        Investment income--net...........................................................  $ 17,080,656     $ 15,857,263
                   Realized gain (loss) on investments and foreign currency transactions--net.......       914,391       (3,356,685)
                   Change in unrealized appreciation/depreciation on investments--net...............    (3,287,313)       5,905,623
                                                                                                      ------------     ------------
                   Net increase in net assets resulting from operations.............................    14,707,734       18,406,201
                                                                                                      ------------     ------------
===================================================================================================================================
Capital            Proceeds from contributions......................................................   551,288,181      745,455,292
Transactions:      Fair value of withdrawals........................................................  (359,175,221)    (458,397,418)
                                                                                                      ------------     ------------
                   Net increase in net assets derived from capital transactions.....................   192,112,960      287,057,874
                                                                                                      ------------     ------------
===================================================================================================================================
Net Assets:        Total increase in net assets.....................................................   206,820,694      305,464,075
                   Beginning of period..............................................................   305,514,175           50,100
                   End of period....................................................................  $512,334,869     $305,514,175
                                                                                                      ============     ============
===================================================================================================================================

                   + Commencement of operations.

                     See Notes to Financial Statements.

                                    24 & 25

                                  Merrill Lynch Low Duration Fund, June 30, 2002
FINANCIAL HIGHLIGHTS

                                                                              For the      For the Period
                                                                             Year Ended      October 6,
LOW DURATION       The following ratios have been derived from                June 30,        2000+ to
MASTER PORTFOLIO   information provided in the financial statements.           2002         June 30, 2001
=========================================================================================================
Total Investment                                                                    5.59%              --
Return:                                                                    =============    =============
=========================================================================================================
Ratios to Average  Expenses.............................................             .32%            .30%*
                                                                           =============    =============
Net Assets:        Investment income--net...............................            5.03%           6.78%*
                                                                           =============    =============
=========================================================================================================
Supplemental       Net assets, end of period (in thousands)............    $     512,335    $    305,514
Data:                                                                      =============    =============
                   Portfolio turnover...................................           70.92%         192.04%
                                                                           =============    =============
=========================================================================================================

                   * Annualized.
                   + Commencement of operations.

                     See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

LOW DURATION
MASTER PORTFOLIO

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Master Trust"). The Master Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Master Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate spreadlocks--The Portfolio is authorized to enter into interest rate spreadlocks, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specified security, basket of securities or index in exchange for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Agreements may be used to obtain exposure to the underlying investments without taking physical


                                    26 & 27

                                  Merrill Lynch Low Duration Fund, June 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

LOW DURATION
MASTER PORTFOLIO


custody of the securities in circumstances where direct investment is restricted by law or is otherwise impractical.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of 0.21%.

For the year ended June 30, 2002, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $2,948 for security price quotations to compute the net asset value of the Portfolio.

For the year ended June 30, 2002, the Portfolio reimbursed FAM $20,959 for certain accounting services.

Certain officers and/or trustees of the Master Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $392,329,944 and $222,853,833, respectively.

Net realized gains (losses) for the year ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
  Long-term investments ..................       $ 1,064,125        $(2,925,828)
  Short-term investments .................              (818)            26,955
  Interest rate spreadlocks ..............                --             10,810
  Financial futures contracts ............            79,941                 --
  Foreign currency transactions ..........          (228,857)                --
                                                 -----------        ------------
  Total investments ......................       $   914,391        $(2,888,063)
                                                 ===========        ============
--------------------------------------------------------------------------------

As of June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,901,431, of which $5,497,692 related to appreciated securities and $8,399,123 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $527,121,082.

4. Short-Term Borrowings:

The Master Trust on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2002.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Fund Asset Management Master Trust and Investors of Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 6, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


MetroPark, New Jersey
August 20, 2002

                                    28 & 29

                                  Merrill Lynch Low Duration Fund, June 30, 2002

OFFICERS AND DIRECTORS/TRUSTEES (unaudited)

                                                                                                         Number of        Other
                          Position(s)     Length                                                       Portfolios in   Directorships
                          Held            of Time                                                       Fund Complex      Held by
Name, Address & Age       with Fund       Served           Principal Occupation(s) During Past           Overseen by     Director/
                                                           5 Years                                    Director/Trustee   Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*           President and   2002 to present  Chairman, Americas Region since                 117 Funds       None
P.O. Box 9011             Director/Trustee                 2001, and Executive Vice President           169 Portfolios
Princeton, NJ 08543-9011                                   since 1983 of Fund Asset
Age: 61                                                    Management, L.P. ("FAM") and
                                                           Merrill Lynch Investment Managers,
                                                           L.P. ("MLIM"); President of Merrill
                                                           Lynch Mutual Funds since 1999;
                                                           President of FAM Distributors, Inc.
                                                           ("FAMD") since 1986 and Director
                                                           thereof since 1991; Executive Vice
                                                           President and Director of Princeton
                                                           Services, Inc. ("Princeton
                                                           Services") since 1993; President of
                                                           Princeton Administrators, L.P.
                                                           since 1988; Director of Financial
                                                           Data Services, Inc. since 1985.

--------------------------------------------------------------------------------
  * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.
--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                 Portfolios in    Other
                            Position(s)  Length                                                   Fund Complex    Directorships
                            Held         of Time           Principal Occupation(s) During Past     Overseen by    Held by
Name, Address & Age         with Fund    Served            5 Years                              Director/Trustee  Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors/Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Director/    2000 to present   Director and Executive Vice               39 Funds     Berkshire
P.O. Box 9011               Trustee                        President, The China Business           59 Portfolios  Holding
Princeton, NJ 08543-9011                                   Group, Inc. since 1996.                                Corporation
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills                  Director/    2002 to present   Member of Committee on Investment         42 Funds     Duke Management
P.O. Box 9011               Trustee                        of Employee Benefit Assets of the       62 Portfolios  Company;
Princeton, NJ 08543-9011                                   Association for Financial                              Kimco Realty;
Age: 67                                                    Professionals since 1986.                              Montpelier
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London           Director/    2000 to present   John M. Olin Professor of                 39 Funds     None
P.O. Box 9011               Trustee                        Humanities, New York University         59 Portfolios
Princeton, NJ 08543-9011                                   since 1993.
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold             Director/    2000 to present   George Gund Professor of Finance          39 Funds     None
P.O. Box 9011               Trustee                        and Banking, Harvard School of          59 Portfolios
Princeton, NJ 08543-9011                                   Business since 2000; Finance Area
Age: 49                                                    Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo         Director/    2000 to present  Shareholder, Modrall, Sperling,           39 Funds     None
P.O. Box 9011               Trustee                        Roehl, Harris & Sisk, P.A. since       59 Portfolios
Princeton, NJ 08543-9011                                   1993.
Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.      Director/    2002 to present  Principal of STI Management since         42 Funds     None
P.O. Box 9011               Trustee                        1994.                                  62 Portfolios
Princeton, NJ 08543-9011
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Melvin R. Seiden            Director/    2002 to present   Director, Silbanc Properties, Ltd.        42 Funds     None
P.O. Box 9011               Trustee                        (real estate, investment and           62 Portfolios
Princeton, NJ 08543-9011                                   consulting) since 1987; Chairman
Age: 71                                                    and President of Seiden & de
                                                           Cuevas, Inc. (private investment
                                                           firm) from 1964 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud         Director/    2002 to present   Chairman, Fernwood Advisors since         42 Funds     International
P.O. Box 9011               Trustee                        1996.                                  62 Portfolios   Mobile
Princeton, NJ 08543-9011                                                                                          Communications.
Age: 69                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------

* The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
--------------------------------------------------------------------------------

                            Position(s)         Length
                            Held                of Time
Name, Address & Age         with Fund           Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke             Vice President      2000 to present   First Vice President of FAM and MLIM since 1997 and
P.O. Box 9011               and Treasurer                         Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011                                          Treasurer of Princeton Services since 1999; Vice
Age: 42                                                           President of FAMD since 1999; Vice President of FAM and
                                                                  MLIM from 1990 to 1997; Director of Taxation of MLIM
                                                                  since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Patrick Maldari             Portfolio Manager   2001 to present   Managing Director of Americas Fixed Income for Merrill
P.O. Box 9011                                                     Lynch Investment Managers since 2000; Director of
Princeton, NJ 08543-9011                                          Fixed Income Institutional Business from 1997 to 2000.
Age: 40
------------------------------------------------------------------------------------------------------------------------------------
James J. Pagano             Portfolio Manager   2001 to present   Senior Fixed Income Analyst since 1998; Risk Manager
P.O. Box 9011                                                     from 1997 to 1998.
Princeton, NJ 08543-9011
Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie        Secretary           2001 to present   First Vice President of MLIM since 2001; Director of MLIM from
P.O. Box 9011                                                     2000 to 2001; Vice President of MLIM from 1999 to 2000;
Princeton, NJ 08543-9011                                          Attorney associated with MLIM since 1998; Assistant General
Age: 38                                                           Counsel of Chancellor LGT Asset Management Inc. from 1997 to
                                                                  1998; Senior Counsel and Attorney in the Division of
                                                                  Investment Management and the Office of General Counsel at the
                                                                  U.S. Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of
      Directors/Trustees.
--------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

                                    30 & 31

[LOGO] Merrill Lynch  Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks to maximize total return, consistent with capital preservation. The Fund will seek to achieve its objective by investing all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust, which has the same investment objective as the Fund.

The Portfolio may invest a portion of its assets in non-investment-grade debt securities, commonly referred to as high yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Portfolio may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

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